Exhibit 99.1

                                                                 NEWS RELEASE

Contact:
Bob Gray
Valence Technology, Inc.
512.527.2921
investor@valence.com

Valence Technology Settles Patent Dispute
with Hydro-Quebec

AUSTIN, Texas, June 13, 2012 (GLOBE NEWSWIRE) -- Valence Technology, Inc. (NASDAQ: VLNC), a leading U.S. based global manufacturer of advanced energy storage solutions settled its patent dispute with Hydro-Quebec, entering into a settlement agreement that resolves existing litigation with no monetary payment made by either side, and each party bearing its own costs and attorneys fees.

Under the terms of the settlement, all claims in the litigation have been dismissed and Valence Technology is free to sell its proprietary lithium magnesium metal phosphate products, without liability to The University of Texas, Hydro-Quebec, or any of their related entities. In addition, Valence Technology’s customers and suppliers are also removed from any liability related to the lawsuit.

"The market has recognized the ability of phosphate-based lithium ion technology to meet the growing demand for reliable, high-performance energy storage in transportation, grid and commercial applications," stated Valence president and chief executive officer Robert L. Kanode. "We are very pleased with the outcome, and believe this is a total vindication of our long-held position that Valence was free to sell its products to whomever it wanted, wherever and whenever it wanted. This settlement ends an almost eight year legal dispute and we believe will help accelerate broad-based market penetration of lithium metal phosphate products."

About Valence Technology, Inc.
Valence Technology is a global leader in the development and manufacture of safe, long-life lithium iron magnesium phosphate advanced energy storage solutions and integrated command and control logic. Headquartered in Austin, Texas, Valence enables and powers some of the world's most innovative and environmentally friendly applications, ranging from commercial electric vehicles to industrial and marine equipment. Valence Technology today offers a proven technology and manufacturing infrastructure that delivers ISO-certified products and processes that are protected by an extensive global patent portfolio. In addition to the corporate headquarters in Texas, Valence Technology has its Research & Development Center in Nevada, its Europe/Asia Pacific Sales office in Northern Ireland, manufacturing facilities in China, and global fulfillment centers in North America and Europe. Valence Technology is traded on the NASDAQ Capital Market under the ticker symbol "VLNC." For more information, visit www.valence.com.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including our statements regarding the growing demand for reliable, high-performance energy storage in transportation, grid and commercial applications and our belief that the settlement will help accelerate broad-based market penetration of lithium metal phosphate products.  Actual results may vary substantially from these forward-looking statements as a result of a variety of factors including the impact of our limited financial resources on our ability to execute on our business plan, commercially exploit our technology, respond to unanticipated developments, and compete effectively in the marketplace; the overall demand for batteries to power electric vehicles, and the demand for our lithium-ion batteries and lithium phosphate battery technology; the rate of customer acceptance and sales of our current and future products; product or quality defects including safety issues; international business risks, particularly the many risks inherent in doing business in China; the outcome of any future litigation regarding our intellectual property, our ability to effectively protect our intellectual property rights in the U.S. and other countries, our ability to further develop our intellectual property rights including our patent portfolio and the actual performance characteristics of our products.  Other risk factors that could affect our actual results are discussed in our periodic reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended March 31, 2012, and our Quarterly Reports on Form 10-Q, and the reader is directed to these statements for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements.

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